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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2002, included in the Annual Report on Form 10-K of Citizens Holding Company for the year ended December 31, 2001, and to all references to our firm included in this Registration Statement.


                                    /s/ Horne CPA Group
                                    -------------------
                                    HORNE CPA GROUP


Jackson, Mississippi
May 30, 2002